Risks and Uncertainties	12 Months Ended
Dec. 31, 2024
Risks and Uncertainties [Abstract]
Risks and Uncertainties
Note S - Risks and Uncertainties

The risks pertinent to the Bank regarding liquidity and rising deposit costs have increased due to an elevated interest rate environment and increased deposit competition within our markets. Our liquidity position is supported by the management of liquid assets such as cash and interest-bearing deposits with banks, and liabilities such as core deposits. The Bank can also access other sources of funds such as brokered deposits and FHLB advances. With the present economic conditions putting a strain on liquidity and higher borrowing costs, the Company believes it has sufficient liquid assets and funding sources should there be a liquidity need.